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                                                                    EXHIBIT 10.1

                                   AMENDMENT 1
                                     TO THE
                                 FORM OF WARRANT


        WHEREAS Planet Polymer Technologies, Inc. (the "Company") issued a Warrant on January 11, 1999 to Agway Holdings, Inc., a Delaware Corporation (the "Holder") pursuant to a certain Stock Purchase Agreement between the Company and the Holder dated November 12, 1998 ("the Agreement") to which the Form of Warrant was attached as Exhibit A; and

        WHEREAS in consideration for the Holder's agreement to exercise up to Five Hundred Thousand (500,000) Warrants (as defined in the Warrant) on or after July 1, 1999, in the event the actual cash flows for the Company are less than projected as of the date hereof and are insufficient to fund its operating requirements, upon a qualified demand by the Company, the Company has agreed to an extension of the expiration date for certain unexercised Warrants;

        NOW THEREFORE, the Company and the Holder agree to amend the first paragraph of the Form of Warrant representing the Warrants to read as follows:

                In consideration of the sum of good and valuable consideration, the receipt of which is hereby acknowledged by PLANET POLYMER TECHNOLOGIES, INC., a California corporation (the "Company"), AGWAY HOLDINGS INC. (the "Holder"), is hereby granted the right to purchase
        (a) at any time from the date hereof until 5:00 P.M., Pacific Standard Time, on January 11, 2000 (the "Original First Expiration Date"), up to all or any part of Two Million (2,000,000) fully paid and non-assessable shares of the Company's common stock, without par value ("Common Stock"), provided, however, that (i) in the event the actual cash flows for the Company are less than projected as of the date hereof and are insufficient to fund its operating requirements, upon demand by the Company, the Holder must exercise its rights to purchase the number of shares of Common Stock requested by the Company, which shall not exceed Five Hundred Thousand (500,000) shares of Common Stock on or after July 1, 1999 (the "Demand Purchase"); (ii) if the Holder makes a Demand Purchase, then the expiration date for the right to purchase an amount of shares of Common Stock equal to the number of shares of Common Stock purchased pursuant to a Demand Purchase shall be extended beyond the Original First Expiration Date by as many days as the number of days before the Original First Expiration Date that the Demand Purchase was made (each such date a "New First Expiration Date") and (iii) that in the event of a Demand Purchase, the Original First Expiration Date will still apply with respect to the Warrants either not exercised pursuant to a Demand Purchase or to which the right to exercise has not been extended pursuant to (ii) above; and (b) at any time during the period commencing on the Original First Expiration Date and ending at 5:00 P.M., Pacific Standard Time on the date one calendar year thereafter (the "Second Expiration Date") up to all or any part of the number of shares of Common Stock available for purchase, but not acquired, by the Holder prior to the later of the Original First Expiration Date or the latest New First Expiration Date, if any, provided, however, that Holder acquired at least One Million (1,000,000) shares of


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        Common Stock through exercise of the Warrants on or prior to the later of the Original First Expiration Date or the latest New First Expiration Date, if any.

        Except as set forth above, all other terms and conditions of the Warrants as set forth in the Form of Warrant shall remain unchanged and, to the extent applicable, shall govern the terms of this Amendment 1 to the Form of Warrant.




Dated as of February 25,1999


AGWAY HOLDINGS, INC.


 BY:  /s/ Peter J. O'Neill
    -------------------------------
its:  Vice President
    -----------------------------


PLANET POLYMER TECHNOLOGIES, INC.


 BY:  /s/ Robert J. Petcavich
    -------------------------------

its:  CEO
    -----------------------------